                                                                  July 11, 2002

TO THE SHAREHOLDER:

For the quarter ended June 30, 2002, the Fund had a Net Asset Value of $20.34 per share. This represents a 1.0% increase from $20.13 per share at the end of the March 31, 2002 Fiscal Year. On June 28, 2002 the Fund's closing stock price on the New York Stock Exchange was $19.47 per share, representing a 4.3% discount to Net Asset Value per share.

The table below compares the performance of the Fund to the average of the 14 other closed-end bond funds with which we have historically compared ourselves:

   Total Return-Percentage Change (Annualized for periods longer than 1 year) in Net Asset Value Per Share with All Distributions Reinvested(1)


---------------------------------------------------------------------------------------------------
                                   10 Years     5 Years        2 Years       1 Year       Quarter
                                  to 6/30/02   to 6/30/02    to 6/30/02    to 6/30/02    to 6/30/02
---------------------------------------------------------------------------------------------------
1838 Bond Fund (2)                   7.27%        6.22%          8.14%        5.26%        2.76%
Average of 14 Other
  Closed-End Bond Funds (2)          7.12%        5.99%          7.29%        4.68%        1.27%
Salomon Bros. Bond Index (3)         8.30%        8.07%         12.77%       10.52%        5.00%

(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds; series includes mortgage-backed securities.

During the recent quarter, the Federal Reserve Bank conducted two meetings of its Open Market Committee without changing interest rates. They have also left their risks to the economy in a neutral posture, where it has been since the March 19, 2002 meeting. The Fed Funds rate remains at 1.75%. US Treasury yields ended the quarter at 4.8% for the ten-year note and 5.5% for the thirty-year bond.

Longer-term yields have been influenced by both the perceived strength of the economic recovery and the ongoing problems with corporate accounting. The impact on the corporate bond market from the accounting and credit quality issues is vividly depicted in the performance table above. The Salomon Brothers index is comprised of high-grade AAA and AA issues and does not include any BBB-rated issues. Salomon Brothers BBB Credit Index returned 0.01% for the three-month period and 3.9% for the twelve months ended June 30, 2002.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:


------------------------------------------------------------------------------------------
                   Percent of Total Investment (Standard & Poor's Ratings)
------------------------------------------------------------------------------------------
                             U.S. Treasuries,
                                Agencies &                                   B and    Not
 Period Ended                   AAA Rated        AA     A      BBB     BB    Lower   Rated
------------------------------------------------------------------------------------------
June 30, 2002                      16.9%        4.6%   24.5%  52.2%   1.2%    0.4%    0.2%
March 31, 2002                     16.7%        4.4%   22.6%  53.6%   1.9%    0.6%    0.2%
March 31, 2001                     14.8%        2.0%   33.1%  45.9%   3.9%    0.0%    0.3%


Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

On June 20, 2002, the Board of Directors declared a dividend payment of $0.35 per share payable August 6, 2002 to shareholders of record on July 5, 2002.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723.


                                         Sincerely,



                                         /s/ John H. Donaldson
                                         John H. Donaldson, CFA
                                         President

SCHEDULE OF INVESTMENTS (Unaudited)                               June 30, 2002


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (95.75%)
AUTOMOBILES & RELATED (7.56%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB+         $1,000         $ 1,000,000     $ 1,434,444
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................    Baa1/BBB+         1,000           1,112,045       1,142,074
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BBB+         1,560           1,544,086       1,688,054
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A2/BBB+          1,000           1,009,582       1,020,989
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ..............................    Baa2/BBB            303             319,041         360,720
                                                                                                        -----------     -----------
                                                                                                          4,984,754       5,646,281
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (8.62%)
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................      B1/B+             500             486,585         325,000
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ..............    Baa2/BBB          1,800           1,672,759       1,890,293
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,482,230       1,893,275
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         475,356
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,315         554,140
Old Dominion Electric Corp., 6.25%, 06/01/11, AMBAC ................     Aaa/AAA            500             500,542         513,704
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................    Baa3/BBB          1,000           1,082,238         788,069
                                                                                                        -----------     -----------
                                                                                                          6,222,669       6,439,837
                                                                                                        -----------     -----------
FINANCIAL (20.58%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,066,088       1,095,202
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A2/A-             500             497,567         523,061
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 ....      Aa2/A           2,000           2,011,448       2,150,082
FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26 ...........     A2/BBB+          2,000           1,994,077       2,103,122
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA            500             494,068         491,136
Household Finance Co., Notes, 6.75%, 05/15/11 ......................      A2/A            1,500           1,499,555       1,476,334
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,567,401       2,637,850
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,635         519,978
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................    Baa3/BBB-         1,500           1,590,982       1,719,749
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................    Baa1/BBB-           500             484,599         477,239
Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06 ...................    Baa2/BBB            500             519,941         522,669
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,011,070       1,145,654
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A1/A+             500             497,442         517,569
                                                                                                        -----------     -----------
                                                                                                         14,732,873      15,379,645
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (20.09%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................    Baa3/BBB-         2,000           1,999,783       1,955,240
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ...................    Baa1/BBB+           500             432,994         507,131
Dell Computer Corp., Sr. Debs, 7.10%, 04/15/28 .....................     A3/BBB+          1,500           1,503,460       1,513,981
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             992,906       1,011,428
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................    Ba1/BBB-          1,000           1,053,082         972,949
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................     Baa1/A-          2,000           2,143,305       2,339,476
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,048         991,312
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             882,312         860,000
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ...............    Baa2/BBB+         2,000           1,991,456       1,547,820
Starwood Hotels & Resorts, Notes, 7.875%, 05/01/12 .................    Ba1/BBB-          1,000             994,909         980,000
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Ba2/BBB-            750             654,666         532,140
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,491,262       1,795,175
                                                                                                        -----------     -----------
                                                                                                         15,139,183      15,006,652
                                                                                                        -----------     -----------
OIL & GAS (10.62%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             524,016         559,541
Coastal Corp., Debs., 6.70%, 02/15/27 ..............................    Baa2/BBB            500             504,967         491,039
K N Energy Inc., Debs., 8.75%, 10/15/24 ............................    Baa2/BBB          1,150           1,217,714       1,232,361
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 ....................     Aa3/AA           2,000           1,978,385       2,133,858
Transocean Sedco Forex, Notes, 7.50%, 04/15/31 .....................     Baa2/A-            500             497,722         524,308
Western Atlas Inc., Debs., 8.55%, 06/15/24 .........................      A2/A            2,539           2,643,718       2,996,094
                                                                                                        -----------     -----------
                                                                                                          7,366,522       7,937,201
                                                                                                        -----------     -----------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)--continued                    June 30, 2002


                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's         Principal      Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
TELECOMMUNICATIONS & MULTIMEDIA (14.08%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ................    Baa2/BBB+      $    1,000       $ 1,079,936     $ 1,054,114
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 ......    Baa3/BBB-           2,050         2,135,838       2,180,140
News America Holdings Inc., Debs., 7.90%, 12/01/95 .................    Baa3/BBB-           1,400         1,298,774       1,318,108
Sprint Capital Corp., Gtd. Sr. Debs., 6.875%, 11/15/28 .............    Baa3/BBB-           1,000           992,555         625,931
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ...............    Baa2/BBB+           2,000         1,995,869       1,949,360
Time Warner Inc., Debs., 9.15%, 02/01/23 ...........................    Baa1/BBB+           3,000         3,147,649       3,122,004
Viacom Inc, Sr. Debs., 7.875%, 07/30/30 ............................      A3/A-               250           246,251         271,479
                                                                                                        -----------     -----------
                                                                                                         10,896,872      10,521,136
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (1.67%)
FNMA Pool #313411, 7.00%, 03/01/04 .................................      NR/NR               225           224,465         229,118
GNMA Pool #780374, 7.50%, 12/15/23 .................................      NR/NR               241           239,168         256,305
GNMA Pool #417239, 7.00%, 02/15/26 .................................      NR/NR               732           740,797         763,838
                                                                                                        -----------     -----------
                                                                                                          1,204,430       1,249,261
                                                                                                        -----------     -----------
TAXABLE MUNICIPAL BONDS (0.69%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12, MBIA** ........     Aaa/AAA              500           511,507         512,995
                                                                                                        -----------     -----------

U.S. GOVERNMENT & AGENCIES (11.84%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ..............................      NR/NR             1,600         1,770,767       1,940,618
U.S. Treasury Bonds, 7.875%, 02/15/21 ..............................      NR/NR             3,900         4,036,740       4,909,780
U.S. Treasury Bonds, 8.125%, 08/15/21 ..............................      NR/NR             1,000         1,014,176       1,290,448
U.S. Treasury Bonds, 6.25%, 05/15/30 ...............................      NR/NR               650           728,249         704,107
                                                                                                        -----------     -----------
                                                                                                          7,549,932       8,844,953
                                                                                                        -----------     -----------

TOTAL LONG TERM DEBT SECURITIES ....................................                                     68,608,742      71,537,961
                                                                                                        -----------     -----------
                                                                                         Shares
INVESTMENT COMPANIES (3.62%)                                                             ------
High Yield Plus Fund ...............................................                       33,333           223,875         112,666
Evergreen Select Money Market -- I .................................                    2,594,946         2,594,946       2,594,946
                                                                                                        -----------     -----------
                                                                                                          2,818,821       2,707,612
                                                                                                        -----------     -----------

TOTAL INVESTMENTS (99.37%) .........................................                                    $71,427,563      74,245,573
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (0.63%) ...............................                                                        469,454
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $74,715,027
                                                                                                                        ===========

** The bond's principal and interest payments are insured by MBIA, Inc., the parent company of 1838 Investment Advisors, LLC(See Note 4).

144A -- Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 3.53% of net assets

Legend
Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guaranteed
Sr. - Senior
Sub. - Subordinated



    The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2002


Assets:
   Investment in securities at value (amortized cost $71,427,563) (Note 1)...........................   $74,245,573
   Interest receivable ..............................................................................     1,561,914
   Dividends receivable .............................................................................         1,083
   Other assets .....................................................................................           595
                                                                                                        -----------
    TOTAL ASSETS ....................................................................................    75,809,165
                                                                                                        -----------
Liabilities:
   Payable for investment securities purchased ......................................................     1,002,923
   Due to Advisor ...................................................................................        34,681
   Accrued expenses payable .........................................................................        56,534
                                                                                                        -----------
    TOTAL LIABILITIES ...............................................................................     1,094,138
                                                                                                        -----------
Net assets: (equivalent to $20.34 per share based on 3,673,258
  shares of capital stock outstanding)...............................................................   $74,715,027
                                                                                                        ===========
NET ASSETS consisted of:
   Par value ........................................................................................   $ 3,673,258
   Capital paid-in ..................................................................................    72,374,251
   Undistributed net investment income ..............................................................      (586,870)
   Accumulated net realized loss on investments .....................................................    (3,563,622)
   Net unrealized appreciation on investments .......................................................     2,818,010
                                                                                                        -----------
                                                                                                        $74,715,027
                                                                                                        ===========

STATEMENT OF OPERATIONS (Unaudited)
For the three months ended June 30, 2002


Investment Income:
   Interest..........................................                 $1,389,297
   Dividends.........................................                      3,917
                                                                      ----------
    Total Investment Income .........................                  1,393,214
                                                                      ----------
Expenses:
   Investment advisory fees (Note 4).................    $  105,075
   Transfer agent fees...............................        10,891
   NYSE fee..........................................         6,250
   Directors' fees...................................         7,292
   Audit fees........................................         5,810
   State and local taxes.............................         5,425
   Legal fees and expenses...........................         5,183
   Reports to shareholders ..........................         7,831
   Custodian fees....................................         2,104
   Miscellaneous.....................................         7,532
                                                         ----------
    Total Expenses ..................................                    163,393
                                                                      ----------
     Net Investment Income ..........................                  1,229,821
                                                                      ----------
Realized and unrealized gain (loss) on investments
  (Note 1):
   Net realized loss from security transactions......                   (719,447)
                                                                      ----------
   Unrealized appreciation of investments:
    Beginning of period .............................     1,283,019
    End of period ...................................     2,818,010
                                                         ----------
     Change in unrealized appreciation of
     investments.....................................                  1,534,991
                                                                      ----------
       Net realized and unrealized gain of
       investments...................................                    815,544
                                                                      ----------
Net increase in net assets resulting from operations                  $2,045,365
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                  Three months
                                                      ended
                                                  June 30, 2002     Year ended
                                                   (Unaudited)    March 31, 2002
                                                  -------------   --------------
Increase (decrease) in net assets:
Operations:
   Net investment income......................     $ 1,229,821      $ 5,105,531
   Net realized loss from security
    transactions (Note 2) ....................        (719,447)      (1,070,484)
   Change in unrealized appreciation
    (depreciation) of investments ............       1,534,991       (1,768,960)
                                                   -----------      -----------
    Net increase in net assets resulting from
    operations ...............................       2,045,365        2,266,087
                                                   -----------      -----------
Distributions:
   Dividends to shareholders from net
    investment income ........................      (1,285,640)      (5,249,417)
   Distributions to shareholders from tax
    return of capital ........................               -          (30,891)
                                                   -----------      -----------
    Total distributions to shareholders ......      (1,285,640)      (5,280,308)
                                                   -----------      -----------
   Increase (decrease) net assets.............         759,725       (3,014,221)
Net Assets:
   Beginning of period........................      73,955,302       76,969,523
                                                   -----------      -----------
   End of period..............................     $74,715,027      $73,955,302
                                                   ===========      ===========


    The accompanying notes are an integral part of these financial statements.





       ================================================================

                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed Equiserve, First Chicago Trust Division, to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.

       ================================================================

FINANCIAL HIGHLIGHTS


The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                Three months
                                                                   ended                        Year Ended March 31,
                                                               June 30, 2002    ---------------------------------------------------
                                                                (Unaudited)      2002       2001        2000       1999       1998
                                                               -------------    -------   -------    ---------    -------   -------
Per Share Operating Performance
Net asset value, beginning of period .......................      $ 20.13       $ 20.95   $ 20.39    $   22.20    $ 22.70   $ 20.61
                                                                  -------       -------   -------    ---------    -------   -------
 Net investment income(1)...................................         0.33          1.24      1.45         1.47       1.52      1.51
 Net realized and unrealized gain (loss)
   on investments1 .........................................         0.23         (0.62)     0.56        (1.81)     (0.41)     2.11
                                                                  -------       -------   -------    ---------    -------   -------
Total from investment operations ...........................         0.56          0.62      2.01        (0.34)      1.11      3.62
                                                                  -------       -------   -------    ---------    -------   -------
Less distributions
 Dividends from net investment income ......................        (0.35)        (1.43)    (1.45)       (1.47)     (1.48)    (1.53)
 Distributions from net realized gain ......................            -             -         -            -      (0.13)        -
 Distributions from tax return of capital ..................            -         (0.01)        -            -          -         -
                                                                  -------       -------   -------    ---------    -------   -------
Total distributions ........................................        (0.35)        (1.44)    (1.45)       (1.47)     (1.61)    (1.53)
                                                                  -------       -------   -------    ---------    -------   -------
Net asset value, end of period .............................      $ 20.34       $ 20.13   $ 20.95    $   20.39    $ 22.20   $ 22.70
                                                                  =======       =======   =======    =========    =======   =======
Per share market price, end of period ......................      $ 19.47       $ 19.34   $ 19.27    $   16.88    $ 20.69   $ 20.81
                                                                  =======       =======   =======    =========    =======   =======
Total Investment Return
 Based on market value .....................................        2.51%         7.96%    23.91%     (11.67)%      7.28%    13.11%

Ratios/Supplemental Data
Net assets, end of period (in 000's) .......................      $74,715       $73,955   $76,970    $  74,892    $81,559   $83,380
 Ratio of expenses to average net assets ...................        0.88%*        0.86%     0.91%        0.88%      0.77%     0.85%
 Ratio of net investment income to
   average net assets1 .....................................        6.64%*        6.73%     7.20%        7.09%      6.70%     6.89%
 Portfolio turnover rate ...................................        4.92%        10.87%    12.39%       10.21%     17.89%    18.88%
Number of shares outstanding at the end of the period (in
   000's) ..................................................        3,673         3,673     3,673        3,673      3,673     3,673


 *  Annualized

(1) As required, effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.


    The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At June 30, 2002, there were no securities valued by the Board of Directors.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders and Book/Tax Differences -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. For the year ended March 31, 2002, of the $5,280,308 distributed to shareholders $5,249,417 was ordinary income and $30,891 was return of capital for tax purposes. At March 31, 2002, the components of distributable earnings on a tax basis were as follows: $2,523,201 was accumulated capital losses and $759,007 was net unrealized appreciation. As of March 31, 2002, the Fund had tax basis capital loss carryovers of $159,409, $1,389,196 and $974,596 available to offset future capital gains, if any, until fully utilized or until their expiration on March 31, 2008, 2009 and 2010, respectively, whichever occurs first. Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2002, the Fund elected to defer losses occurring between November 1, 2001 and March 31, 2002 in the amount of $320,974. At March 31, 2001, capital contributions, accumulated undistributed net investment income and accumulated net realized loss from investments were adjusted for permanent book/tax differences which arose principally from differing book/ tax treatments of amortization and accretion of market premium and discount. The following amounts were reclassified within the capital accounts: $(30,891) to paid in capital, $152,993 to undistributed net investment income and $(122,102) to accumulated net realized loss on investments. At June 30, 2002, the aggregate tax cost for all securities was $71,991,742. The $2,253,831 of net unrealized appreciation, at June 30, 2002, consisted of aggregate gross unrealized appreciation for those securities for which there was an excess of market value over tax cost of $4,516,696 and aggregate gross unrealized depreciation for those securities for which there was an excess of tax cost over fair value of $2,262,865.

F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Change in Accounting Principle -- Effective April 1, 2001, the Fund adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fund began amortizing market premium and accreting market discount on debt securities and began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. The Fund retroactively computed the amortized cost of the debt securities held at the beginning of the fiscal year ended March 31, 2002 based upon the original acquisition date and cost of the securities. The gross amount of premium and discount calculated was $606,237 and $62,922, respectively, which resulted in the amortized cost of securities decreasing $543,315 below the original cost of the securities. During the year ended March 31, 2002 net investment income decreased $86,964 and net realized and unrealized gain (loss) increased $86,964 due to the net amortization of market premium and reclassification of net paydown losses.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the three months ended June 30, 2002:

                                                                                Proceeds
                                                                 Cost of       from Sales
                                                                Purchases    or Maturities
          U.S. Government Securities                            $       --     $1,146,321
          Other Investment Securities                            3,506,570      2,776,871

Note 3 -- Capital Stock -- At June 30, 2002, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the period ended June 30, 2002, the Fund issued no shares under this Plan.

DIVIDEND REINVESTMENT PLAN (Unaudited)

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.


       ==================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, Equiserve,
        P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723

       ==================================================================

                                    DIRECTORS
                               -------------------
                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE

                                    OFFICERS
                               ------------------
                                JOHN H. DONALDSON
                                    PRESIDENT
                               ANNA M. BENCROWSKY
                                 VICE PRESIDENT
                                  AND SECRETARY
                                CLIFFORD D. CORSO
                                 VICE PRESIDENT

                               INVESTMENT ADVISOR
                          -----------------------------
                          1838 INVESTMENT ADVISORS, LLC
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                    CUSTODIAN
                            -------------------------
                            FIRST UNION NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19103

                                 TRANSFER AGENT
                            -------------------------
                                    EQUISERVE
                                 P.O. BOX 43069
                            PROVIDENCE, RI 02940-3069

                                     COUNSEL
                            --------------------------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & arch streets
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                         --------------------------------
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103




                                      1838
                           BOND--DEBENTURE TRADING FUND

                           --------------------------

                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406


                                Quarterly Report
                                  June 30, 2002